SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)          June 11, 1998
                                                 -----------------------------



               U.S. INDUSTRIES, INC. (FORMERLY KNOWN AS USI, INC.)
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             (Exact name of registrant as specified in its charter)



          Delaware                  33-47101                 22-3568449
-----------------------------   ----------------       ----------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)               File No.)            Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (732) 767-0700
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ITEM 5.  OTHER EVENTS.

                  Effective June 11, 1998, the shares of common stock, par value $.01 per share, of U.S. Industries, Inc. (formerly known as USI, Inc.), a Delaware corporation (the "Company"), a "successor issuer" within the meaning of Rule 12g-3(d) under the Securities Exchange Act of 1934 (the "Exchange Act"), were deemed registered under Section 12(g) of the Exchange Act. For purposes of Rule 12g-3(d), the Company succeeds USI Atlantic Corp. (formerly known as U.S. Industries, Inc.), a Delaware corporation ("USI Atlantic"), and Zurn Industries, Inc., a Pennsylvania corporation ("Zurn"), by virtue of the mergers (the "Mergers") consummated pursuant to an Agreement and Plan of Merger, dated as of February 16, 1998, among U.S. Industries, Inc., USI, Inc., Blue Merger Corp., Zoro Merger Corp. and Zurn, as amended March 31, 1998.

                  As a result of the Mergers, USI Atlantic and Zurn each became a wholly owned subsidiary of the Company and former stockholders of USI Atlantic and former shareholders of Zurn became stockholders of the Company. A copy of the Company's press release announcing consummation of the Mergers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  In connection with the consummation of the Mergers, the Company became a joint and several co-obligor under the bank credit facility (the "Credit Facility") of USI Atlantic and its subsidiary, USI American Holdings, Inc. ("USIAH") and under the indenture (the "Indenture") governing USIAH's 7-1/4% Senior Notes Due December 1, 2006. A copy of the Credit Facility, as amended, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the supplemental indenture pursuant to which the Company became an obligor under the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

                  Also on June 11, the Company issued a press release announcing the termination of its stock buy-back program. A copy of the Company's press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(c)  Exhibits.

 4.1 First Supplemental Indenture, dated as of June 11, 1998, among U.S. Industries, Inc., USI American Holdings, Inc., USI Atlantic Corp. and PNC National Association as Trustee.

10.1                                        Agreement to Amend the Credit
                                            Agreement, among USI American
                                            Holdings, Inc., USI Funding, Inc.,
                                            U.S. Industries, Inc., USI Atlantic
                                            Corp., Bank of America National
                                            Trust and Savings Association and
                                            BankAmerica Robertson Stephens, as
                                            Arranger, dated as of June 11, 1998.

10.2 Credit Agreement among USI American Holdings, Inc., USI Atlantic Corp., U.S. Industries, Inc., Various Banks, Bank of America National Trust and Savings Association, as Issuing Bank, Swingline Bank and Agent, and BA Securities, Inc., as Arranger, dated as of December 12, 1996, as amended through June 11, 1998.

99.1                                        Press release of U.S. Industries,
                                            Inc., dated June 11, 1998.

99.2                                        Press release of U.S. Industries,
                                            Inc., dated June 11, 1998.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S. INDUSTRIES, INC.


Dated:  June 12, 1998                  By: /s/ George H. MacLean
                                          ---------------------
                                         Name:  George H. MacLean
                                         Title: Senior Vice President




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

                                    EXHIBITS


Exhibit No.                                 Exhibit
----------                                  -------

 4.1 First Supplemental Indenture, dated as of June 11, 1998, among U.S. Industries, Inc., USI American Holdings, Inc., USI Atlantic Corp. and PNC National Association as Trustee.

10.1                                        Agreement to Amend the Credit
                                            Agreement, among USI American
                                            Holdings, Inc., USI Funding, Inc.,
                                            U.S. Industries, Inc., USI Atlantic
                                            Corp., Bank of America National
                                            Trust and Savings Association and
                                            BankAmerica Robertson Stephens, as
                                            Arranger, dated as of June 11, 1998.

10.2 Credit Agreement among USI American Holdings, Inc., USI Atlantic Corp., U.S. Industries, Inc., Various Banks, Bank of America National Trust and Savings Association, as Issuing Bank, Swingline Bank and Agent, and BA Securities, Inc., as Arranger, dated as of December 12, 1996, as amended through June 11, 1998.

99.1                                        Press release of U.S. Industries,
                                            Inc., dated June 11, 1998.

99.2                                        Press release of U.S. Industries,
                                            Inc., dated June 11, 1998.



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